Exhibit 10.6

AMENDMENT NO. 3

to

CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) is made as of July 15, 2020, by and among WAITR HOLDINGS INC., a Delaware corporation (“Borrower”), LUXOR CAPITAL, LLC, as a Lender (as hereinafter defined) and LUXOR CAPITAL GROUP, LP, as administrative agent for Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, Borrower, Administrative Agent, and the lenders from time to time party thereto (the “Lenders”) are parties to that certain Credit Agreement dated as of November 15, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof (including as amended pursuant to (i) that certain Amendment No. 1 to Credit Agreement dated as of January 17, 2019 and (ii) that certain Amendment No. 2 to Credit Agreement dated as of May 21, 2019), the “Existing Credit Agreement”; and the Existing Credit Agreement, as amended by this Amendment being referred to herein as the “Amended Credit Agreement”).

WHEREAS, Borrower has requested that Lenders amend the Existing Credit Agreement so as to effectuate the amendments contemplated by Section 2 hereof.

WHEREAS, Borrower, Administrative Agent, and Lenders have agreed to such amendments upon and subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent, and Lenders hereby agree as follows:

Section 1.Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Amended Credit Agreement.

Section 2.Amendments to Existing Credit Agreement.  The Existing Credit Agreement is hereby amended, effective as of the Amendment No. 3 Effective Date (as defined below), as follows:

(a)Section 1.1 of the Existing Credit Agreement is hereby amended by amending the defined term “Term Loan Maturity Date” to delete the text “November 15, 2022” and replace it with “November 15, 2023”.

(b)The first sentence of Section 2.5(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Except as otherwise set forth herein, the Term Loan shall bear interest on the unpaid principal amount thereof (x) from the date made to (but not including) the Amendment No. 2 Effective Date at the rate of 1.0% per annum and, thereafter, (y) from (and including) the Amendment No. 2 Effective Date through the earlier to occur of the repayment (whether by acceleration or otherwise) thereof or conversion thereof into Capital Stock of the Company at the rate of 6.0% per annum (except that from (and including) the Amendment No. 3 Effective Date to (but not including) the first anniversary of the Amendment No. 3 Effective Date at the rate of 4.0% per annum).”

Section 3. Representations and Warranties of Borrower.  By its execution and delivery of this Amendment, Borrower hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Amended Credit Agreement (which are incorporated herein by this reference, mutatis mutandis) are true and correct in all material respects on and as of the Amendment No. 3 Effective Date (except for those representations and warranties that are conditioned by materiality, which are true and correct in all respects) to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which were true and correct in all respects) on and as of such earlier date.

Section 4.Conditions of Effectiveness.  This Amendment shall become effective on and as of the date (such date, the “Amendment No. 3 Effective Date”) upon which all of the following conditions set forth in this Section 4 shall have been satisfied:

(a)Receipt by Administrative Agent of counterparts of this Amendment duly executed by Borrower, Lenders and Administrative Agent.

(b)On the Amendment No. 3 Effective Date after giving effect to this Amendment, (i)  each of the representations and warranties contained in Section 4 of the Existing Credit Agreement are true and correct in all material respects on and as of the Amendment No. 3 Effective Date (except for those representations and warranties that are conditioned by materiality, which are true and correct in all respects) to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which were true and correct in all respects) on and as of such earlier date, (ii) no event shall have occurred and be continuing or would result from the consummation of this Amendment that would constitute an Event of Default under the Existing Credit Agreement.

(c)The Administrative Agent (as defined in the Credit and Guaranty Agreement) shall have received from OpCo a one-time prepayment of the Term Loan (as defined in the Credit and Guaranty Agreement) under the Credit and Guaranty Agreement in an amount equal to $10,500,000, such prepayment to be applied in the same manner as set forth in Section 2.10(a) of the Credit and Guaranty Agreement.

(d)Holdings, OpCo, Administrative Agent and Lenders party to the Credit and Guaranty Agreement will have executed and delivered an amendment to the Credit and Guaranty Agreement in form and substance reasonably satisfactory to Administrative Agent.

Section 5.Reference to and Effect on the Credit Agreement.

(a)Upon the Amendment No. 3 Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Amended Credit Agreement and each reference in any other Credit Document to “the Credit Agreement” shall mean and be a reference to the Amended Credit Agreement.

(b)Except as specifically amended hereby, the Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. Other than as expressly set forth herein, nothing in this Amendment shall be deemed to constitute a waiver by Administrative Agent or any Lender of any Default or Event of Default, nor constitute a waiver of any provision of the Existing Credit Agreement, this Amendment, the Amended Credit Agreement, any Credit Document or any other documents, instruments or agreements executed and/or delivered in connection herewith or therewith, whether now existing or hereafter arising, or of any right, power or remedy that Administrative Agent or Lenders may have under any of the Credit Documents or applicable law.  Upon the Amendment No. 3 Effective Date, this Amendment, the Amended Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof.

(c)Borrower and the other parties hereto acknowledge and agree that, on and after the Amendment No. 3 Effective Date, this Amendment shall constitute a Credit Document for all purposes of the Amended Credit Agreement.

Section 6.Governing Law.  This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

Section 7.Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 8.Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9.Reaffirmation.  Borrower hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto).  Borrower hereby consents to this Amendment and each of the transactions contemplated hereby and acknowledges that each of the Credit Documents (as amended through and including the date hereof) remains in full force and effect and is hereby ratified and reaffirmed.

Section 10.No Novation.  Neither this Amendment nor the Amended Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement.  Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith.  Nothing implied by this Amendment, the Amended Credit Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of Borrower under the Existing Credit Agreement, the Amended Credit Agreement or any other Credit Document.  Each of the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect, except to the extent specifically modified hereby or in connection herewith.  It is the intention of the parties hereto that neither this Amendment nor the Amended Credit Agreement constitute a novation of the Obligations outstanding under the Existing Credit Agreement, all of which shall remain in full force and effect after the date hereof, as amended by this Amendment.

Section 11.Release.  Borrower hereby waives, releases, remises and forever discharges Administrative Agent, Lead Arranger and Lenders whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which Borrower ever had, now has or might hereafter have against Administrative Agent, Lead Arranger or Lenders and each other Indemnitee arising from any event occurring on or prior to the date hereof which relates, directly or indirectly, to the Term Loan or the Credit Documents or any acts or omissions of Administrative Agent, Lead Arranger, Lenders or any other Indemnitee in respect of the Term Loan or the Credit Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

WAITR HOLDINGS INC.

By: /s/ Leonid Bogdanov

Name: Leonid Bogdanov

Title:   Chief Financial Officer

Signature Page to
Amendment No. 3 to Credit Agreement

LUXOR CAPITAL GROUP, LP
as Administrative Agent and Lead Arranger

By: /s/ Norris Nissim

Name:Norris Nissim

Title:General Counsel

Signature Page to
Amendment No. 3 to Credit Agreement

LUXOR CAPITAL PARTNERS, LP,
as Lender

By:Luxor Capital Group, LP,

its Investment Manager

By: /s/ Norris Nissim

Name:Norris Nissim

Title:General Counsel

LUXOR CAPITAL PARTNERS OFFSHORE MASTER FUND, LP,
as Lender

By:Luxor Capital Group, LP,

its Investment Manager

By: /s/ Norris Nissim

Name:Norris Nissim

Title:General Counsel

Signature Page to
Amendment No. 3 to Credit Agreement

LUXOR WAVEFRONT, LP,
as Lender

By:Luxor Capital Group, LP,

its Investment Manager

By: /s/ Norris Nissim

Name:Norris Nissim

Title:General Counsel

LUGARD ROAD CAPITAL MASTER FUND, LP
as Lender

By:Luxor Capital Group, LP,

its Investment Manager

By: /s/ Norris Nissim

Name:Norris Nissim

Title:General Counsel

Signature Page to
Amendment No. 3 to Credit Agreement